SCHEDULE OF INVESTMENTS
Thornburg International Growth Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Common Stock — 95.0%
	Banks — 1.2%
	Thrifts & Mortgage Finance — 1.2%
	Housing Development Finance Corp. Ltd.	550,469	$ 18,609,466
			18,609,466
	Commercial & Professional Services — 3.7%
	Commercial Services & Supplies — 1.7%
	Edenred	525,765	27,187,501
	Professional Services — 2.0%
	Nihon M&A Center, Inc.	890,900	30,870,540
			58,058,041
	Consumer Durables & Apparel — 3.8%
	Textiles, Apparel & Luxury Goods — 3.8%
	adidas AG	122,451	39,804,981
	LVMH Moet Hennessy Louis Vuitton SE	42,742	19,858,280
			59,663,261
	Consumer Services — 7.0%
	Diversified Consumer Services — 2.3%
[a]	TAL Education Group ADR	736,201	35,484,888
	Hotels, Restaurants & Leisure — 4.7%
[b]	Evolution Gaming Group AB	308,948	9,301,738
	Galaxy Entertainment Group Ltd.	5,037,658	37,108,629
	Sands China Ltd.	5,125,400	27,395,366
			109,290,621
	Diversified Financials — 4.2%
	Capital Markets — 4.2%
	Japan Exchange Group, Inc.	1,693,713	30,084,820
	St James’s Place plc	2,108,487	32,523,337
[a]	XP, Inc. Class A	84,884	3,269,732
			65,877,889
	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
	Royal Dutch Shell plc Class A	1,172,499	34,412,001
			34,412,001
	Food, Beverage & Tobacco — 8.2%
	Beverages — 1.9%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	323,805	30,602,810
	Food Products — 4.7%
	Danone S.A.	450,342	37,330,482
	Kerry Group plc Class A	283,970	35,388,587
	Tobacco — 1.6%
	ITC Ltd.	7,561,419	25,191,259
			128,513,138
	Healthcare Equipment & Services — 4.6%
	Health Care Equipment & Supplies — 2.3%
[b]	Siemens Healthineers AG	741,400	35,610,326
	Health Care Providers & Services — 2.3%
	Fresenius Medical Care AG & Co. KGaA	478,836	35,427,797
			71,038,123
	Household & Personal Products — 1.5%
	Personal Products — 1.5%
	Kose Corp.	163,300	24,046,754
			24,046,754
	Media & Entertainment — 14.8%
	Entertainment — 6.4%

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	December 31, 2019 (Unaudited)

		SHARES	VALUE
	Activision Blizzard, Inc.	630,155	$ 37,443,810
[a]	DouYu International Holdings Ltd. ADR	455,773	3,860,397
[a]	HUYA, Inc. ADR	802,271	14,400,765
[a]	Netflix, Inc.	73,021	23,627,405
[a]	Ubisoft Entertainment S.A.	294,263	20,326,006
	Interactive Media & Services — 7.9%
	carsales.com Ltd.	2,603,380	30,345,171
	Tencent Holdings Ltd.	1,249,600	60,232,506
[a]	Yandex N.V. Class A	732,373	31,850,902
	Media — 0.5%
	Zee Entertainment Enterprises Ltd.	1,973,000	8,071,322
			230,158,284
	Pharmaceuticals, Biotechnology & Life Sciences — 8.0%
	Biotechnology — 1.8%
	CSL Ltd.	146,593	28,367,881
	Life Sciences Tools & Services — 2.5%
	Lonza Group AG	106,900	39,013,309
	Pharmaceuticals — 3.7%
	AstraZeneca plc	576,465	58,085,943
			125,467,133
	Retailing — 11.8%
	Internet & Direct Marketing Retail — 9.6%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	387,046	82,092,457
[a]	Amazon.com, Inc.	8,578	15,850,771
[a]	Booking Holdings, Inc.	7,672	15,756,217
[a,b]	Boozt AB	2,313,000	13,088,236
[a]	Mercari, Inc.	412,665	8,488,392
[a]	Prosus N.V.	196,804	14,686,833
	Multiline Retail — 2.2%
	B&M European Value Retail S.A.	6,311,803	34,245,071
			184,207,977
	Semiconductors & Semiconductor Equipment — 5.9%
	Semiconductors & Semiconductor Equipment — 5.9%
	ASML Holding N.V.	65,440	19,356,647
	SK Hynix, Inc.	420,274	34,197,573
	Taiwan Semiconductor Manufacturing Co., Ltd.	3,422,000	37,785,035
			91,339,255
	Software & Services — 16.0%
	Information Technology Services — 14.5%
[a,b]	Adyen N.V.	42,960	35,225,596
	Capgemini SE	255,400	31,197,908
	Fidelity National Information Services, Inc.	193,839	26,892,254
	Mastercard, Inc. Class A	113,012	33,744,253
[a,b]	Network International Holdings plc	3,666,971	31,135,095
	Visa, Inc. Class A	178,913	33,617,753
	Wirecard AG	280,057	33,770,042
	Software — 1.5%
[a]	Atlassian Corp. plc Class A	116,557	14,026,469
[a]	Blue Prism Group plc	611,224	9,173,076
			248,782,446
	Transportation — 2.1%
	Airlines — 2.1%
[a]	Ryanair Holdings plc Sponsored ADR	364,115	31,900,115
			31,900,115
	Total Common Stock (Cost $1,153,125,685)		1,481,364,504
	Short-Term Investments — 5.0%
[c]	Thornburg Capital Management Fund	7,847,648	78,476,479
	Total Short-Term Investments (Cost $78,476,479)		78,476,479

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	December 31, 2019 (Unaudited)

	SHARES	VALUE
Total Investments — 100.0% (Cost $1,231,602,164)		$1,559,840,983
Liabilities Net of Other Assets — (0.0)%		(268,716)
Net Assets — 100.0%		$1,559,572,267

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $124,360,991, representing 7.97% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg International Growth Fund	December 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg International Growth Fund	December 31, 2019 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.